EXHIBIT 21

Name of Subsidiary

Goodtime Action Amusement Partners, L.P., a limited partnership formed in Texas

K & B Sales, Inc., an Oklahoma corporation, d.b.a. Goodtime Bingo and Goodtime Action Games

Aces Wired, LLC, a Texas limited liability company

Assured Stored Value, LP, a limited partnership formed in Texas

Aces Wired Amusement Center #1, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #2, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #3, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #4, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #5, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #6, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #7, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #8, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #9, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #10, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #11, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #12, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #13, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Amusement Center #14, L.P., a limited partnership formed in Texas, d.b.a. Ace Gaming Amusement Center

Aces Wired Beverage Company No. 1, Inc., a Texas corporation

Aces Wired Beverage Company No. 2, Inc., a Texas corporation

Amusement Innovation Partners, LLC, a Texas limited liability company

Alacrity Value Management, LLC, a Texas limited liability company